American Century International Bond Funds Statement of Additional Information Supplement
Supplement dated August 7, 2019 ■ Statement of Additional Information dated March 1, 2019
The following is added as the last paragraph under the Foreign Securities section on page 12 of the Statement of Additional Information:
Bond Connect Risk – The funds may invest in certain securities that are listed and traded through China’s Bond Connect Program (“Bond Connect”), which allows non-Chinese investors to purchase certain fixed-income investments available from China’s interbank bond market. Bond Connect uses the trading infrastructure of both Hong Kong and China and is therefore not available on trading holidays in those countries. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect. Bond Connect is subject to regulation by both Hong Kong and China, and there can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions, or other limitations. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of investors (such as the funds) via accounts maintained with China’s two fixed-income securities clearinghouses. While these investors may hold beneficial interest in Bond Connect securities, courts in China have limited experience in applying the concept of beneficial ownership. Additionally, a fund may not be able to participate in corporate actions affecting Bond Connect securities due to time constraints or for other operational reasons. As a result, payments of distributions could be delayed. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong.

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